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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 10, 1998

                          UNISON HEALTHCARE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                0-27374                                86-0684011
         (Commission File Number)       (I.R.S. Employer Identification No.)

15300 N. 90th St., Suite 100, SCOTTSDALE, ARIZONA              85260
    (Address of Principal Executive Offices)                 (Zip Code)

                                 (602) 423-1954
              (Registrant's Telephone Number, Including Area Code)

      8800 NORTH GAINEY CENTER DRIVE, SUITE 245, SCOTTSDALE, ARIZONA 85258
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

On August 10, 1998, Unison HealthCare Corporation filed its plan of reorganization and disclosure statement with the United States Bankruptcy Court in the District of Arizona. The plan of reorganization and disclosure statement is filed as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            UNISON HEALTHCARE CORPORATION

August 10, 1998                             By  /s/  LISA M. BEUCHE
                                            ------------------------------------
                                            Lisa M. Beuche
                                            Vice President - Financial Reporting
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                                  EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION OF EXHIBIT

99.1 Unison HealthCare Corporation's plan of reorganization and disclosure statement.